Exhibit 10.3(iii)

FIBROGEN, INC.

STOCK OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

2005 STOCK PLAN

Pursuant to your Election to Participate in FibroGen’s Amendment and Exchange Offer ending on June 24, 2010 (your “Election”) and this Stock Option Agreement entered into and made effective on June 24, 2010 (the “Agreement”), FibroGen, Inc. (the “Company”) has granted you a new option under its 2005 Stock Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock not yet exercised from the original stock option grant(s) cancelled by your Election, at the exercise price indicated in your New Stock Option Grant Notice (the “Grant Notice”) which you shall promptly sign and return to the Company after it is distributed to you. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the conditions and limitations contained herein (including Section 9), your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service and the non-vested portion of your option shall terminate immediately, and be of no further force or effect.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3. INCENTIVE STOCK OPTIONS.

(a) If your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(b) If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code currently requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit, however, under Section 22(e) of the Code, your option will not be treated as an Incentive Stock Option if you exercise your option more than three (3) months after the date your employment with the Company (or its Affiliate) terminates, even if you continue to provide services to the Company or an Affiliate as a Consultant or non-employee Director.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any of the following ways, if applicable:

(a) So long as the Company is Listed and if approved by the Company at the time your option is exercised, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. For purposes of this Agreement, the Company shall be deemed to be “Listed” when the Common Stock of the Company is listed on a national securities exchange or designated as a national market security on an interdealer quotation system, if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968, as amended.

(b) So long as the Company is Listed or as otherwise approved by the Company at the time your option is exercised, by Delivery of the largest whole number of shares of Common Stock already-owned by you, free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price; provided, that any remaining balance of the aggregate exercise price not satisfied by such Delivery of whole shares shall be paid by cash or check. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) So long as the Company is Listed or as otherwise approved by the Company at the time your option is exercised, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price; provided, that any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares shall be paid by cash or check; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

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6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7. TERM. Subject to the provisions of Section 8 (below), you may not exercise your option before the commencement or after the expiration of its Term. The Term of your option commences on the Date of Grant, as set forth on your Grant Notice, and expires on the day before the tenth (10th) anniversary of the Date of Grant regardless of your employment status.

8. EXERCISE.

(a) You may exercise the vested portion of your option within sixty (60) days prior to the expiration of its Term, as set forth in Section 7 hereof, or at any time during the Term provided that a Liquidity Event (as defined below) has occurred, by delivering a Notice of Exercise (in a form designated by the Company) together with payment of the exercise price and payment of any mandatory withholding or employment taxes, as required by the Company, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. For the purpose of this Agreement, a “Liquidity Event” shall be defined to have occurred on either (1) the effective date of a registration statement for an initial public offering, filed by the Company under the Securities Act; or (2) the execution of an agreement, or approval of a plan or other similar document providing for a transaction or series of transactions that, if completed, would constitute a Change of Control Event (as defined below), provided that, in the event you deliver a Notice of Exercise prior to the completion of such Change of Control Event in satisfaction of the above requirements, the exercise shall only be effective, if at all, upon or immediately prior to, as applicable, the completion of the transaction or series of transactions constituting the Change of Control Event, as necessary for you to participate therein. The Company will provide you with notice (at the last address it has on file for you) of a Change of Control Event upon its occurrence or, if possible within 10 days or such other time as reasonably practicable prior to the completion of such event.

(b) For the purpose of this Agreement, a “Change of Control Event” shall be distinct from a Change in Control (as defined in the Plan) and shall mean the occurrence of a single transaction or series of related transactions of any one or more of the following events:

(i) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving

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Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(ii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that for purposes of the foregoing, in no event shall “substantially all” mean less than fifty percent (50%) of the consolidated assets of the Company and its Subsidiaries, as determined by the Board in its sole discretion.

The term Change of Control Event shall not include a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(c) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(d) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(e) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose

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stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9. VESTING UPON CHANGE IN CONTROL.

(a) In the event of a Change in Control, as defined in the Plan, except as set forth subsection 9(c) below, and upon your subsequent involuntary termination from employment with the Company or its successor corporation without Cause, the vesting and exercisability of all unvested outstanding stock options granted hereunder will be accelerated in full. For purposes of this Section 9, “Cause” shall be defined solely as one or more of the following:

(i) the eligible employee’s commission of any felony related to the company or its business or any crime involving fraud or moral turpitude under the laws of the United States or any state thereof or of any foreign jurisdiction where the eligible employee is employed;

(ii) the eligible employee’s attempted commission of, or participation in, a fraud against the Company;

(iii) the eligible employee’s unauthorized use or disclosure of the Company’s confidential information or trade secrets;

(iv) the eligible employee’s willful failure to substantially perform his or her duties and responsibilities owed to the Company;

provided, however, that the conduct described under clause (iv) above will only constitute Cause if such conduct is not cured, within 15 days after the eligible employee’s receipt of written notice from the Company or the Board of Directors specifying the particulars of the conduct that may constitute Cause.

(b) In the event of your Constructive Termination (as defined below) within twelve (12) months after a Change in Control, as defined in the Plan, except as set forth in subsection 9(c) below, the vesting and exercisability of all unvested outstanding stock options granted hereunder will be accelerated in full. For purposes of this Agreement, “Constructive Termination” shall be defined as:

(i) a substantial reduction in the eligible employee’s duties or responsibilities (and not simply a change in title or reporting relationships) in effect immediately prior to the effective date of the Change in Control; provided, however, that it shall not be a “Constructive Termination” if the Company is retained as a separate legal entity or business unit following the effective date of the Change in Control and the eligible employee holds the same position in such legal entity or business unit as the eligible employee held before the effective date of the Change in Control;

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(ii) a material reduction by the Company in the eligible employee’s annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter;

(iii) any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which the eligible employee was participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect the eligible employee’s participation in or reduce the eligible employee’s benefits under the Benefit Plans or deprive the eligible employee of any fringe benefit that he or she enjoyed immediately prior to the effective date of the Change in Control; provided, however, that a Constructive Termination shall not be deemed to have occurred if the Company provides for the eligible employee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans;

(iv) a relocation of the eligible employee’s business office to a location more than fifty (50) miles from the location at which the eligible employee performed his or her duties as of the effective date of the Change in Control, except for required travel by the eligible employee on the Company’s business to an extent substantially consistent with his or her business travel obligations prior to the effective date of the Change in Control; or

(v) a material breach by the Company of any provision of any material agreement between the eligible employee and the Company concerning the terms and conditions of the eligible employee’s employment.

(c) For purposes of this Agreement, notwithstanding anything to the contrary contained in the Plan, the term “Change in Control” shall be defined as in the Plan, except that the term shall not include the implementation of anti-takeover measures, including, without limitation, a recapitalization or reorganization of the Company’s capital structure, whether by merger, amendment of the Company’s certificate of incorporation or certificate(s) of designations, or otherwise, solely for the purpose of the implementation of a dual class stock structure, in which one class of securities has greater voting power on matters involving a change of control and other related issues, irrespective of (i) whether such anti-takeover measure includes a voting agreement or a proxy with respect to the Company’s shares or (ii) whether such recapitalization, reorganization or anti-takeover measure results in a change in Ownership of Greater than fifty percent (50%) of the total voting power of the Company.

10. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

11. RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to a right of first refusal in favor of the Company (or its assignee) as long as the Company is not Listed. You may not sell, or in any manner transfer (by way of assignment, pledge, or otherwise) any of the shares of Common Stock or any right or

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interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the following requirements. Any sale or transfer, or purported sale or transfer, of shares of Common Stock of the Company shall be null and void unless the terms, conditions, and provisions of this Section 11 are strictly observed and followed.

(a) If you desire to sell or otherwise transfer any of your shares of Common Stock, you must first give written notice thereof to the Company (the “Notice”), including the name and address of the proposed transferee, the number of shares to be transferred, and all other terms other than the proposed transfer price or consideration.

(b) The Company shall have an initial ten (10) days to request pricing terms of the proposed transfer and you must provide the Company with notice of such terms promptly, and in any event, with five (5) days of Company’s request.

(c) For thirty (30) days following receipt of the Notice, the Company (or its assignee) shall have the option to purchase all (but not less than all) of the shares specified in the Notice at the price provided to the Company pursuant to subsection (b) above and upon the terms set forth in such Notice; provided, however, that, with your consent, the Company (or its assignee) shall have the option to purchase a lesser portion of the shares specified in said Notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer in which the proposed transferee is proposing to pay anything other than cash for the shares, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors. In the event the Company (or its assignee) elects to purchase such shares, the Company shall so notify you within such thirty (30) day period and provide the compensation, in cash or cancellation of indebtedness, within sixty (60) days after receipt of the Notice.

(d) In the event the Company does not elect to acquire all of the shares specified in your Notice, you may, within a sixty (60) day period following the expiration of the Company’s right of first refusal (pursuant to subsection (c) above), transfer the shares which were not acquired by the Company (or its assignee), on the terms specified in said Notice and at the price, if any, provided to the Company pursuant to subsection (b) above, provided that you provide the transferee with a copy of all agreements applicable to such Common Stock and a copy of the Company’s Bylaws. All shares of Common Stock so sold by you shall continue to be subject to the provisions of this Agreement.

(e) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the Company’s right of first refusal hereunder: (i) a transfer of any of your shares upon your death by will or intestacy or otherwise to your spouse or registered domestic partner, lineal descendant or ascendant, brother, or sister; (ii) to any custodian or trustee for your exclusive account; or (iii) a transfer of any of your shares to the Company.

12. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

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13. WITHHOLDING OBLIGATIONS.

(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

14. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

15. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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FIBROGEN, INC.

STOCK OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

2005 STOCK PLAN

Pursuant to your Election to Participate in FibroGen’s Amendment and Exchange Offer ending on June 24, 2010 (your “Election”) and this Stock Option Agreement entered into and made effective on June 24, 2010 (the “Agreement”), FibroGen, Inc. (the “Company”) has granted you a new option under its 2005 Stock Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock not yet exercised from the original stock option grant(s) cancelled by your Election, at the exercise price indicated in your New Stock Option Grant Notice (the “Grant Notice”) which you shall promptly sign and return to the Company after it is distributed to you. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

The details of your option are as follows:

1. VESTING. Subject to the conditions and limitations contained herein (including Section 9), your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service and the non-vested portion of your option shall terminate immediately, and be of no further force or effect.

2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

3. INCENTIVE STOCK OPTIONS.

(a) If your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(b) If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code currently requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit, however, under Section 22(e) of the Code, your option will not be treated as an Incentive Stock Option if

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you exercise your option more than three (3) months after the date your employment with the Company (or its Affiliate) terminates, even if you continue to provide services to the Company or an Affiliate as a Consultant or non-employee Director.

4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any of the following ways, if applicable:

(a) So long as the Company is Listed and if approved by the Company at the time your option is exercised, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. For purposes of this Agreement, the Company shall be deemed to be “Listed” when the Common Stock of the Company is listed on a national securities exchange or designated as a national market security on an interdealer quotation system, if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968, as amended.

(b) So long as the Company is Listed or as otherwise approved by the Company at the time your option is exercised, by Delivery of the largest whole number of shares of Common Stock already-owned by you, free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price; provided, that any remaining balance of the aggregate exercise price not satisfied by such Delivery of whole shares shall be paid by cash or check. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(c) So long as the Company is Listed or as otherwise approved by the Company at the time your option is exercised, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the aggregate exercise price; provided, that any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares shall be paid by cash or check; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to you as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations.

5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

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6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

7. TERM. Subject to the provisions of Section 8 (below), you may not exercise your option before the commencement or after the expiration of its Term. The Term of your option commences on the Date of Grant, as set forth on your Grant Notice, and expires on the day before the tenth (10th) anniversary of the Date of Grant regardless of your employment status.

8. EXERCISE.

(a) You may exercise the vested portion of your option within sixty (60) days prior to the expiration of its Term, as set forth in Section 7 hereof, or at any time during the Term provided that a Liquidity Event (as defined below) has occurred, by delivering a Notice of Exercise (in a form designated by the Company) together with payment of the exercise price and payment of any mandatory withholding or employment taxes, as required by the Company, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require. For the purpose of this Agreement, a “Liquidity Event” shall be defined to have occurred on either (1) the effective date of a registration statement for an initial public offering, filed by the Company under the Securities Act; or (2) the execution of an agreement, or approval of a plan or other similar document providing for a transaction or series of transactions that, if completed, would constitute a Change of Control Event (as defined below), provided that, in the event you deliver a Notice of Exercise prior to the completion of such Change of Control Event in satisfaction of the above requirements, the exercise shall only be effective, if at all, upon or immediately prior to, as applicable, the completion of the transaction or series of transactions constituting the Change of Control Event, as necessary for you to participate therein. The Company will provide you with notice (at the last address it has on file for you) of a Change of Control Event upon its occurrence or, if possible within 10 days or such other time as reasonably practicable prior to the completion of such event.

(b) For the purpose of this Agreement, a “Change of Control Event” shall be distinct from a Change in Control (as defined in the Plan) and shall mean the occurrence of a single transaction or series of related transactions of any one or more of the following events:

(iv) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving

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Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(v) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

(vi) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that for purposes of the foregoing, in no event shall “substantially all” mean less than fifty percent (50%) of the consolidated assets of the Company and its Subsidiaries, as determined by the Board in its sole discretion.

The term Change of Control Event shall not include a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(c) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

(d) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(e) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose

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stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9. VESTING UPON CHANGE IN CONTROL.

(a) In the event of a Change in Control, as defined in the Plan, except as set forth subsection 9(c) below, and upon your subsequent involuntary termination from employment with the Company or its successor corporation without Cause, the vesting and exercisability of all unvested outstanding stock options granted hereunder will be accelerated in full. For purposes of this Section 9, “Cause” shall be defined solely as one or more of the following:

(i) the eligible employee’s commission of any felony related to the company or its business or any crime involving fraud or moral turpitude under the laws of the United States or any state thereof or of any foreign jurisdiction where the eligible employee is employed;

(ii) the eligible employee’s attempted commission of, or participation in, a fraud against the Company;

(iii) the eligible employee’s unauthorized use or disclosure of the Company’s confidential information or trade secrets;

(iv) the eligible employee’s willful failure to substantially perform his or her duties and responsibilities owed to the Company;

provided, however, that the conduct described under clause (iv) above will only constitute Cause if such conduct is not cured, within 15 days after the eligible employee’s receipt of written notice from the Company or the Board of Directors specifying the particulars of the conduct that may constitute Cause.

(b) In the event of your Constructive Termination (as defined below) within twelve (12) months after a Change in Control, as defined in the Plan, except as set forth in subsection 9(c) below, the vesting and exercisability of all unvested outstanding stock options granted hereunder will be accelerated in full. For purposes of this Agreement, “Constructive Termination” shall be defined as:

(i) a substantial reduction in the eligible employee’s duties or responsibilities (and not simply a change in title or reporting relationships) in effect immediately prior to the effective date of the Change in Control; provided, however, that it shall not be a “Constructive Termination” if the Company is retained as a separate legal entity or business unit following the effective date of the Change in Control and the eligible employee holds the same position in such legal entity or business unit as the eligible employee held before the effective date of the Change in Control;

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(ii) a material reduction by the Company in the eligible employee’s annual base salary, as in effect on the effective date of the Change in Control or as increased thereafter;

(iii) any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which the eligible employee was participating immediately prior to the effective date of the Change in Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect the eligible employee’s participation in or reduce the eligible employee’s benefits under the Benefit Plans or deprive the eligible employee of any fringe benefit that he or she enjoyed immediately prior to the effective date of the Change in Control; provided, however, that a Constructive Termination shall not be deemed to have occurred if the Company provides for the eligible employee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans;

(iv) a relocation of the eligible employee’s business office to a location more than fifty (50) miles from the location at which the eligible employee performed his or her duties as of the effective date of the Change in Control, except for required travel by the eligible employee on the Company’s business to an extent substantially consistent with his or her business travel obligations prior to the effective date of the Change in Control; or

(v) a material breach by the Company of any provision of any material agreement between the eligible employee and the Company concerning the terms and conditions of the eligible employee’s employment.

(c) For purposes of this Agreement, notwithstanding anything to the contrary contained in the Plan, the term “Change in Control” shall be defined as in the Plan, except that the term shall not include the implementation of anti-takeover measures, including, without limitation, a recapitalization or reorganization of the Company’s capital structure, whether by merger, amendment of the Company’s certificate of incorporation or certificate(s) of designations, or otherwise, solely for the purpose of the implementation of a dual class stock structure, in which one class of securities has greater voting power on matters involving a change of control and other related issues, irrespective of (i) whether such anti-takeover measure includes a voting agreement or a proxy with respect to the Company’s shares or (ii) whether such recapitalization, reorganization or anti-takeover measure results in a change in Ownership of Greater than fifty percent (50%) of the total voting power of the Company.

10. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

11. RIGHT OF FIRST REFUSAL. Shares of Common Stock that you acquire upon exercise of your option are subject to a right of first refusal in favor of the Company (or its assignee) as long as the Company is not Listed. You may not sell, or in any manner transfer (by way of assignment, pledge, or otherwise) any of the shares of Common Stock or any right or

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interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the following requirements. Any sale or transfer, or purported sale or transfer, of shares of Common Stock of the Company shall be null and void unless the terms, conditions, and provisions of this Section 11 are strictly observed and followed.

(a) If you desire to sell or otherwise transfer any of your shares of Common Stock, you must first give written notice thereof to the Company (the “Notice”), including the name and address of the proposed transferee, the number of shares to be transferred, and all other terms other than the proposed transfer price or consideration.

(b) The Company shall have an initial ten (10) days to request pricing terms of the proposed transfer and you must provide the Company with notice of such terms promptly, and in any event, with five (5) days of Company’s request.

(c) For thirty (30) days following receipt of the Notice, the Company (or its assignee) shall have the option to purchase all (but not less than all) of the shares specified in the Notice at the price provided to the Company pursuant to subsection (b) above and upon the terms set forth in such Notice; provided, however, that, with your consent, the Company (or its assignee) shall have the option to purchase a lesser portion of the shares specified in said Notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer in which the proposed transferee is proposing to pay anything other than cash for the shares, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors. In the event the Company (or its assignee) elects to purchase such shares, the Company shall so notify you within such thirty (30) day period and provide the compensation, in cash or cancellation of indebtedness, within sixty (60) days after receipt of the Notice.

(d) In the event the Company does not elect to acquire all of the shares specified in your Notice, you may, within a sixty (60) day period following the expiration of the Company’s right of first refusal (pursuant to subsection (c) above), transfer the shares which were not acquired by the Company (or its assignee), on the terms specified in said Notice and at the price, if any, provided to the Company pursuant to subsection (b) above, provided that you provide the transferee with a copy of all agreements applicable to such Common Stock and a copy of the Company’s Bylaws. All shares of Common Stock so sold by you shall continue to be subject to the provisions of this Agreement.

(e) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the Company’s right of first refusal hereunder: (i) a transfer of any of your shares upon your death by will or intestacy or otherwise to your spouse or registered domestic partner, lineal descendant or ascendant, brother, or sister; (ii) to any custodian or trustee for your exclusive account; or (iii) a transfer of any of your shares to the Company.

12. RIGHT OF REPURCHASE. In the event that your Continuous Service is interrupted or terminates for any reason, and subject to any limitations set forth in the Plan, the Company shall have the right prior to the date on which it is Listed, but not the obligation, to repurchase all or any portion of the shares of Common Stock you have acquired under the terms of this Agreement at a purchase price, to the extent required to maintain exemption from Internal

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Revenue Code Section 409A, equal to the fair market value of such Common Stock, as determined by the Board of Directors in good faith. A repurchase pursuant to this Section 12 shall be effective upon notice of the repurchase and delivery of the consideration therefor. The Company shall have 180 days (or such longer period of time as is reasonably necessary for the Company to obtain an independent valuation of the fair market value of such Common Stock) from the later of (i) the date of interruption or termination of your Continuous Service and (ii) the date of your last option exercise, to exercise its right of repurchase and pay such purchase price in cash or cancellation of indebtedness. Notwithstanding the foregoing, if the right of repurchase described in the Company’s bylaws in effect at the time the Company elects to exercise such right, expands the rights herein or provides for additional rights than those described herein, then such rights set forth in the Bylaws shall control with respect to the shares of Common Stock you have acquired under the terms of this Agreement.

13. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14. WITHHOLDING OBLIGATIONS.

(a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

(c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

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15. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

16. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

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